                                 EXHIBIT 10.5(b)

                        MIAMI COMPUTER SUPPLY CORPORATION
                                 as the Borrower

                                       And

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   as Lenders

                                       And

                               NATIONAL CITY BANK
                             as Administrative Agent

                              ---------------------

                                 AMENDMENT NO. 2
                                  dated as of
                                  May 15, 1998

                                       to

                                CREDIT AGREEMENT
                                   dated as of
                                 January 8, 1998

                              ---------------------

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of May 15, 1998 ("this Amendment"), among:

                  (i) MIAMI COMPUTER SUPPLY CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "Borrower");

                  (ii) the financial institutions listed on the signature pages hereof (the "Lenders"); and

                  (iii) NATIONAL CITY BANK, a national banking association, as Administrative Agent (the "Administrative Agent") for the Lenders under the Credit Agreement:

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Credit Agreement, dated as of January 8, 1998, as amended by Amendment No. 1 thereto, dated as of February 13, 1998 (as so amended, the "Credit Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to increase the Total General Revolving Commitment from $35,000,000 to $50,000,000 and to terminate the Total Term Loan Commitment of $15,000,000, and to make certain other changes in the terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1.  AMENDMENTS.

         1.1. Commitments. Effective on the Effective Date (as hereinafter defined), (i) the Total General Revolving Commitment is increased from $35,000,000 to $50,000,000, (ii) the Total Term Loan Commitment of $15,000,000
is terminated, (iii) Annex I to the Credit Agreement is amended to read in its entirety as set forth on Annex I hereto, and (iv) any and all Term Loans made by a Lender which are outstanding on the Effective Date shall continue outstanding as General Revolving Loans.

         1.2. Definitions. (a) Effective on the Effective Date, the following defined terms contained in section 1.1 of the Credit

Agreement are amended to read in their entirety as set forth below:

                  "Minimum Borrowing Amount" shall mean (i) for Swing Line Revolving Loans, $100,000, with minimum increments thereafter of $50,000; and (ii) for Loans, other than Swing Line Revolving Loans, which are (A) Prime Rate Loans, $500,000, with minimum increments thereafter of $100,000, or (B) Eurodollar Loans, $1,000,000, with minimum increments thereafter of $1,000,000.

                  "Testing Period" shall mean (i) for determinations made with reference to any period ended December 31, 1998, or earlier, amounts determined on an annualized basis based on the fiscal year to date through the fiscal quarter then last ended, and (ii) for any determinations made thereafter a single period consisting of the four consecutive fiscal quarters of the Borrower then last ended (whether or not such quarters are all within the same fiscal year), except that if a particular provision of this Agreement indicates that a Testing Period shall be of a different specified duration, such Testing Period shall consist of the particular fiscal period or periods of the Borrower then last ended which are so indicated in such provision.

         (b) Effective on the Effective Date, clause (A)(1) of the definition of the term "Permitted Acquisition" contained in section 1.1 of the Credit Agreement is amended to exclude the amount of working capital debt acquired in an acquisition from the 40% limitation contained therein, and clause (A)(2) of such definition is clarified with reference to the Testing Period to be used, with the result that, as so amended, the definition of the term "Permitted Acquisition" reads in its entirety as follows:

                  "Permitted Acquisition" shall mean and include any Acquisition as to which all of the following conditions are satisfied:

                           (A) if it involves the acquisition of a person whose
                  primary business lines include computer consumables, LCD presentation products, and/or the provision of video conferencing equipment, or the acquisition of assets comprising any such lines of business (it being understood that secondary lines of business may be included in any such acquisition):

                                    (1) at least 40% of the aggregate
                           consideration for such transaction consists of common stock of the Borrower (it being understood that the measurement of the aggregate consideration for a transaction includes the principal amount of any assumed Indebtedness and (without duplication) any Indebtedness of any acquired person or persons, in each case other than any such Indebtedness which was incurred and is outstanding for working capital purposes);

                                    (2)     the pro forma ratio of

                                            (x) the Consolidated Total
                                    Indebtedness of the Borrower and the
                                    Indebtedness which is to be incurred to
                                    acquire, or which is being directly or
                                    indirectly assumed in connection with the acquisition of, such acquired business, on a combined basis, to

                                            (y) the Borrower's Consolidated
                                    EBITDA and the earnings before interest, taxes, depreciation and amortization of the acquired business, on a combined basis (but without giving effect to any credit for unobtained or unrealized gains or any adjustments to overhead in connection with such acquisition), as determined on an annualized basis using a Testing Period consisting of the current fiscal year to date through the most recent fiscal quarter or fiscal month for which financial information is available and has been delivered to the Lenders (or for a Testing Period consisting of the previous fiscal year, if no financial information is then available for the current fiscal year), is less than 3.25 to 1.00, such ratio being determined on a pro forma basis, as if such acquisition had been completed at the beginning of such Testing Period, and any such Indebtedness had been outstanding for such Testing Period; and

                                    (3) at least five Business Days prior to the
                           completion of such transaction the Borrower has delivered to the Lenders a certificate of a responsible financial or accounting officer of the Borrower demonstrating, in reasonable detail, the computation of such pro forma ratio; or

                           (B) if such transaction does not meet the
                  requirements of clause (A) above, the cumulative aggregate consideration for such transaction and all other Permitted Acquisitions effected by the Borrower and its Subsidiaries after the Effective Date pursuant to this clause (B) would exceed $5,000,000 (it being understood that the measurement of the aggregate consideration for a transaction includes all payments and/or exchanges of stock, cash, securities and/or other property and the principal amount of any assumed Indebtedness and (without duplication) any Indebtedness of any acquired person or persons), unless the Required Lenders specifically approve or consent to such transaction in writing; and

                           (C) such transaction is not actively opposed by the
                  Board of Directors (or similar governing body) of the selling person or the person whose equity interests are to be acquired, unless all of the Lenders consent to such transaction;

         provided, that the term Permitted Acquisition specifically excludes (x) the Initial Acquisitions and (y) any loans, advances or minority investments otherwise permitted pursuant to section 9.5.

         (c) Effective on the Effective Date, the definition of the term "Change of Control" in section 1.1 of the Credit Agreement is amended to delete the event which appeared in clause (iii) thereof relating to a reduction in the holdings of the Current Holder Group, with the result that, as so amended, the definition of such term reads in its entirety as follows:

                "Change of Control" shall mean and include any of the following:

                           (i) during any period of two consecutive calendar
                  years, individuals who at the beginning of such period constituted the Borrower's Board of Directors (together with any new directors whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

                           (ii) any person or group (as such term is defined in
                  section 13(d)(3) of the 1934 Act), other than the Borrower, any trustee or other fiduciary holding securities under an employee benefit plan of the Borrower and the Current Holder Group, shall acquire, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 of the 1934 Act) of more than 45%, on a fully diluted basis, of the economic or voting interest in the Borrower's capital stock;

                           (iii) the full time active employment of Michael E.
                  Peppel as chief executive officer (or other significant position as a senior executive officer with management authority) of the Borrower shall be voluntarily terminated by the Borrower or Mr. Peppel, or shall otherwise cease, other than by reason of death or disability, unless a successor acceptable to the Required Lenders shall have been appointed or elected and actually taken office on a full time basis within three months following any such termination or cessation, in which case the name of such successor shall be substituted for the name of the person he or she replaces for purposes of this clause (iii);

                           (iv) the shareholders of the Borrower approve a
                  merger or consolidation of the Borrower with any other person, other than a merger or consolidation which would result in the voting securities of the Borrower outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or exchanged for voting securities of the surviving or resulting entity) more than 60% of the combined voting power of the voting securities of the Borrower or such surviving or resulting entity outstanding after such merger or consolidation; and/or

                           (v) the shareholders of the Borrower approve a plan
                  of complete liquidation of the Borrower or an agreement or agreements for the sale or disposition by the Borrower of all or substantially all of the Borrower's assets.

         1.3. Capital Expenditures Covenant. Effective on the Effective Date, the dollar amount which appears in section 9.9 of the Credit Agreement is changed from $1,000,000 to $2,000,000.

         1.4. Dividend Covenant. Effective on the Effective Date, section 9.6 of the Credit Agreement is amended to add an exception thereto, with the result that, as so amended, section 9.6 of the Credit Agreement reads in its entirety as follows:

                  9.6. Dividends, etc. The Borrower will not (a) directly or indirectly declare, order, pay or make any dividend (other than dividends payable solely in capital stock of the Borrower) or other distribution on or in respect of any capital stock of any class of the Borrower, whether by reduction of capital or otherwise, or (b) directly or indirectly make, or permit any of its Subsidiaries to directly or indirectly make, any purchase, redemption, retirement or other acquisition of any capital stock of any class of the Borrower (other than for a consideration consisting solely of capital stock of the same class of the Borrower) or of any warrants, rights or options to acquire or any securities convertible into or exchangeable for any capital stock of the Borrower, except that the Borrower may make cash payments for open market or privately negotiated stock repurchases in order to satisfy obligations to employees under the Borrower's Employee Payroll Deduction Stock Purchase Plan, as originally adopted by the Borrower's Board of Directors, but without regard to any subsequent increase in the number of shares covered by such Plan or any increase in the Borrower's percentage matching contribution contained in such Plan, if
         (i) no Default under section 10.1(a) or Event of Default shall have occurred and be continuing at the time of declaration or payment thereof, and (ii) after giving effect thereto the Borrower will be in compliance with section 9.11.

         1.5. Certain Acquisitions. For the avoidance of doubt, the Lenders and the Administrative Agent hereby confirm and agree that the Borrower's acquisitions of Computer Showcase, Inc. and Minnesota Western, Inc. have been completed in accordance with all applicable financial reporting and other requirements contained in section 9.2 and elsewhere in the Credit Agreement which are applicable to the making of an Acquisition.

         SECTION 2.  REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         2.1. Authorization, Validity and Binding Effect. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2. Representations and Warranties True and Correct. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

         2.3. No Event of Default, etc. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

         2.4. Compliance. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         2.5. Financial Statements, etc. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of (i) the audited consolidated balance sheets of the Borrower and its consolidated subsidiaries as of December 31, 1997, and December 31, 1996, and the related audited consolidated statements of income, shareholders' equity, and cash flows for the fiscal years then ended, accompanied by the unqualified report thereon of the Borrower's independent accountants, as contained in the Form 10-K Annual Report of the Borrower filed with the SEC; and (ii) the unaudited condensed consolidated balance sheets of the Borrower and its consolidated subsidiaries as of March 31, 1998, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal quarter then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to normal audit adjustments, none of which will involve a Material Adverse Effect.

         SECTION 3.  EFFECTIVENESS.

         This Amendment shall become effective on and as of the date (the "Effective Date"), on or before May 31, 1998 if the following conditions are satisfied:

                  (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                   (c) the Administrative Agent shall have been notified by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution); and

                  (d) the Borrower shall have duly executed and delivered to the Administrative Agent for the Lenders new Notes reflecting the revised Commitments provided for in this Amendment.

 The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

         SECTION 4.  RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         SECTION 5.  MISCELLANEOUS.

         5.1. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

         5.2. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.3. Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit

Agreement as amended hereby.

         5.4. Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.5. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.6. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.7. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.8. Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.9. Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

               [The balance of this page is intentionally blank.]

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

--------------------------------------------------------------------------------
MIAMI COMPUTER SUPPLY CORPORATION           KEY CORPORATE CAPITAL INC.


By:                                      By:
   ----------------------------------       -----------------------------------
   Title:                                   Title:


--------------------------------------------------------------------------------
NATIONAL CITY BANK,                         PNC BANK, NATIONAL ASSOCIATION
   individually and as                        (succesor to PNC Bank, Ohio, N.A.)
   Administrative Agent (as
   successor to National City
   Bank, Dayton)


By:                                      By:
   ----------------------------------       -----------------------------------
   Vice President                           Title:

--------------------------------------------------------------------------------

                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 2 to Credit Agreement (the "Amendment"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

-------------------------------------------------------------------------------
DIVERSIFIED DATA PRODUCTS, INC.          BRITCO, INC.

By:                                      By:
   ----------------------------------       -----------------------------------
   Title:                                   Title:


-------------------------------------------------------------------------------
FORCE 4 D. P. SUPPLIES, INC.                            MINNESOTA WESTERN, INC.


By:                                      By:
   ----------------------------------       -----------------------------------
   Title:                                   Title:

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
NTI DATA PRODUCTS, INC.                  COMPUTER SHOWCASE, INC.

By:                                      By:
   ----------------------------------       -----------------------------------
   Title:                                   Title:

-------------------------------------------------------------------------------

                                     ANNEX I

                            INFORMATION AS TO LENDERS

------------------------------------------------------------------------------------------------------------------
Name of Lender         Commitment          Domestic Lending Office                       Eurodollar Lending Office

------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
National City                              National City Bank                            National City Bank
Bank                   General             6 North Main Street                           6 North Main Street
                       Revolving           Dayton, Ohio 45412                            Dayton, Ohio 45412
                       Commitment:
                                           Contacts/ Notification Methods:
                       $20,000,000         National City Bank
                                           6 North Main Street
                                           Dayton, Ohio 45412
                       Swing Line             Glen R. Horner
                       Revolving              Vice President
                       Commitment:            Direct Dial: (937) 226-2498
                                           Facsimile: (937) 226-2058
                       $3,000,000
                                           Agency Services (Billing and General
                                           Inquiries and to receive copies of financial
                       Term Loan           information):
                       Commitment:         Kimberly M. Stevenson
                                           Assistant Vice President
                       $ -0-               National City Bank
                                           Locator Code #2104
                                           1900 East Ninth Street
                                           Cleveland, Ohio 44114
                                           Telephone: (216) 575-2398
                                           Facsimile: (216) 575-9396

                                           Contact for Borrowings, Payments, etc.:
                                           Connie B. Djucik
                                           Money Desk Manager
                                           Telephone: (216) 575-2578
                                           Facsimile: (216) 575-2481

                                           Contact for Letters of Credit:
                                           Jamie M. Lanzalco
                                           Letter of Credit Officer
                                           Telephone: (216) 575-2916
                                           Facsimile: (216) 575-9910

                                           Wiring Information:
                                           National City Bank
                                           ABA # 041 000 124
                                           Ref.: Miami Computer Supply Corporation
                                           Attention:  Commercial Loan Operations

                                           National City Bank, Dayton
                                           ABA #  042 200 279
                                           Ref.: Miami Computer Supply Corporation
                                           Attention:  Commercial Loan Operations
------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Key Corporate                              Key Corporate Capital Inc.                    Key Corporate Capital Inc.
Capital Inc.           General             127 Public Square                             127 Public Square
                       Revolving           Cleveland, Ohio 44114                         Cleveland, Ohio 44114
                       Commitment:
                                           Contacts/Notification Methods:
                       $15,000,000         Jeffrey M. Evans
                                           Vice President
                                           KeyStructured Finance
                       Term Loan           Telephone: (216) 689-4392
                       Commitment:         Facsimile: (216) 689-4077

                       $ -0-               Lee Mosby
                                           Senior Vice President
                                           KeyStructured Finance
                                           Telephone: (216) 689-4391
                                           Facsimile: (216) 689-4077

                                           Contact for Borrowings, Payments, etc.:
                                           Elizabeth ("Betty") Zimmerman
                                           Telephone: (216) 689-4402
                                           Facsimile: (216) 689-3298

                                           Payment Instructions:
                                           KeyBank
                                           ABA #  041 000 1039
                                           Attention:  Commercial Loan Operations
                                           Reference: Miami Computer Supply
                                           Corporation (wire  info for L/Cs: must direct
                                           to International Operations--Attn.: Gerald
                                           Zapfe; ref: Miami Computer Supply)
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
PNC Bank,  National                        PNC Bank, National Association             PNC Bank, National Association
Association            General             201 East 5th Street                        201 East 5th Street
                       Revolving           Cincinnati, Ohio 45201-1198                Cincinnati, Ohio 45201-1198
                       Commitment:

                                           Contacts/Notification Methods:
                       $15,000,000         Timothy E. Reilly
                                           Vice President
                                           Corporate Banking
                       Term Loan           Telephone: (513) 651-8786
                       Commitment:         Facsimile: (513) 651-8952

                       $ -0-               William P. Seifrit
                                           Relationship Associate
                                           Telephone: (513) 651-8941
                                           Facsimile: (513) 651-8952

                                           Contact for Borrowings, Payments, etc.:
                                           Susie Richardson
                                           Admin. Coordinator
                                           Telephone: (513) 651-8683
                                           Facsimile: (513) 651-8952

                                           Letter of Credit Contact:
                                           Teresa Fern
                                           Trade Services
                                           Telephone: (513) 651-8566
                                           Facsimile: (513) 651-7182

                                           Payment Instructions:
                                           ABA #  042  000  398
                                           Attention:  Commercial Loan Operations
                                           Reference: Miami Computer Supply
                                           Corporation

---------------------------------------------------------------------------------------------------------------------